INDEPENDENT AUDITORS’ REPORT
To the Partners
Black River Run Limited Partnership
We have audited the accompanying balance sheet of Black River Run Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co. LLP
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pinedale II Limited Partnership
We have audited the accompanying balance sheet of Pinedale II Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinedale II Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen, Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pumphouse Crossing II Limited Partnership
We have audited the accompanying balance sheet of Pumphouse Crossing II Limited Partnership as of December 31, 2005, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumphouse Crossing II Limited Partnership, as of December 31, 2005, and the results of its operations, changes in partners’ equity (deficit), and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Larson, Allen Weishair & Co.
Eau Claire, Wisconsin
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
The Partners
Ashbury Apartments Limited Partnership
We have audited the accompanying balance sheets of Ashbury Apartments Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashbury Apartments Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EIDE BAILLY, LLP
Sioux Falls, SD
January 19, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Broderick Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Broderick Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broderick Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman, McCann P.C.
Topeka, Kansas
January 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Edenfield Place Apartments, LP
We have audited the accompanying balance sheets of EDENFIELD PLACE APARTMENTS, L.P. (USDA Rural Development Case No.10-082-0582167643), a limited partnership, as of December 31, 2005 and 2004, and the related statements of operations, changes to equity (deficit) for the years then ended. These financial statements are the-responsibility of-the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the Audit Program issued by the Rural Development Services Office of the U.S. Department of Agriculture, formerly known as the Farmers Home Administration. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edenfield Place Apartments, LP. as of December 31, 20 05 and 2004, and the results of its operations, its changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2006, on our consideration of EDENFIELD PLACE APARTMENTS, L.P.’s internal control and our report dated February 28, 2006, on its compliance with laws and regulations applicable to the financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 – 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne
Atlanta, Georgia
February 28, 2006

INDEPENDENT AUDITORS` REPORT
To the Partners
Beauregard Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners` equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted. our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation, We believe that our audits provide a reasonable basis for our opinion,
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beauregard Apartments Partnership, A Louisiana Partnership In Cormmendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 14, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
BROOKHAVEN APARTMENTS PARTNERSHIP
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of BROOKHAVEN APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flaws for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BROOKHAVEN APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COM MENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie,Louisiana
March 14, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Butler Estates Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Butler Estates Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Butler Estates Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners` equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailer, Meunier & LeBlanc
Metairie, Louisiana
February 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
CAMERON PLACE APARTMENTS PARTNERSHIP
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of CAMERON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CAMERON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States o America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners
Escher SRO Project L.P.
(HUD Project No: NJ-39-K087-020-2)
We have audited the accompanying balance sheets of Escher SRO Project L.P. (HUD Project No: NJ-39-K087-020-2) (the “Partnership”) as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), Those standards squire that plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectives of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Escher SRO Project, L.P. (HUD Project No. NJ-39-K087-020-2) as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 23, 2006 on our consideration of Escher SRO Project, LP.’s internal control, its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to hair Housing and Non-Discrimination. The purpose of these reports is to describe the scope of our testing of internal control over financial reporting or on compliance. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Rothstein, Kass & Company, P.C.
Roseland, New Jersey
January 23, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Southwind Apartments Partnership
A Louisiana Partnership in
Commendam Mansfield, Louisiana
     We have audited the accompanying balance sheets o Southwind Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended, These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s Internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwind Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,
Pailet, Meunier and LeBlanc, LLP
Metairie, Louisiana
March 25, 2006

INDEPENDENT AUDITORS` REPORT
To the Partners
T.R. Bobb Apartments
Partnership
A Louisiana Partnership
in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners` equity and cash flows for the years then ended in conformity with amounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc, LLP
Metairie, Louisiana
March 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
MAGNOLIA PLACE APARTMENTS PARTNERSHIP
A — LOUISIANA PARTNERSHIP IN- COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sits of MAGNOLIA PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits In accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of forming an opinion on the effectiveness of the partnership’s Internal control over financial reporting. Accordingly, we express no such opinion. An audit Includes examining, on a test basis, evidence supporting) the amounts and disclosures in the uncial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, In all material respects, the financial position of MAGNOLIA PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
April 3, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Two, Limited Partnership
We have audit the accompanying balance sheets of Northrock Housing Associates ,Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners` equity, and cash flows for the years there ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, are a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the . Partners
JACKSON PLACE APARTMENTS PARTNERSHIP
LOUISIANA.PARTNSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of JACKSON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMEN©AM, (tire Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years them ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Beard (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JACKSON PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 15, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
MAPLEWOOD APARTMENTS PARTNERSHIP
A LOUISIANA PARTNERSHIP IN COMMENDAM
Mansfield, Louisiana
     We have audited the accompanying balance sheets of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MAPLEWOOD APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM’s as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Edgewood Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting. Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes In partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the united States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 31, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
PALMETTO PLACE APARTMENTS
PARTNERSHIP A LOUISIANA PARTNERSHIP
IN COMMENDAM Mansfield, Louisiana
     We have audited the accompanying balance sheets of PALMETTO PLACE APARTMENTS PARTNERSHIP. A LOUISIANA PARTNERSHIP IN COMMENDAM (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PALMETTO PLACE APARTMENTS PARTNERSHIP, A LOUISIANA PARTNERSHIP IN COMMENDAM as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flours for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Level Creek Partners, L.P.
We have audited the accompanying balance sheets of Level Creek Partners L.P. as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Level Creek Partners, L.P. as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti and Wynne, LLP
Atlanta, Georgia
February 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Summerdale Partners L.P. II
We have audited the accompanying balance sheets of Summerdale Partners, L.P. II as of December 31 2005 and 2004, and the related statements of operations, garners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SUMMERDALE PARTNERS; L.P II as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting_pr1nciples generally accepted n the United Stated of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audits of the basic financial statements.
Habif, Arogeti & Wynne
Atlanta, Georgia
January 26, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pearlwood Apartments Partnership
A Mississippi Limited Partnership
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pearlwood Apartments Partnership, A Mississippi Limited Partnership (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearlwood Apartments Partnership, a Mississippi Limited Partnership as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pecan Manor Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam, (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
March 22, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pineridge Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pineridge Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinereidge Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Forest Park Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Park Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc,
Metairie Louisiana
March 14, 2006

INDEPENDENT AUDITORS’ REPORT
Partners of
NHC Partnership 5, L.P.
We have audited the accompanying balance sheets of NHC Partnership 5, LP as of December 31, 2005 and 2004, and the related statements of operation, changes in partners’ equity and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHC Partnership 5, L.P. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Altschuler, Melvoin and Glasser LLP
Chicago, Illinois
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 25, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mulvane Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Mulvane Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mulvane Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 20, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Westfield Apartments Partnership
A Louisiana Partnership
in Commendam
Mansfield, Louisiana
     We have audited the accompanying balance sheets of Westfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes i partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit Included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also Includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westfield Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flaws for the years then ended in conformity with accounting principles generally accepted In the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
March 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier and LeBlanc,
Metairie, Louisiana
March 29, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wingfield Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of that partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc
Metairie, Louisiana
April 4, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Andover Housing Associates, Limited Partnership
We have audited the accompanying balance sheets of Andover Housing Associates, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Andover Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 19, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hammond Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Hammond Place Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, and audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position Hammond Place Apartments Partnership, A Louisiana Partnership in Commendam, as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet Meunier and LeBlanc
Metairie, Louisiana
March 9, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook II Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook II Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook II Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
February 13, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka Kansas
January 18, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Madison Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Madison Housing Associates Two, Limited Partnership, as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Madison Housing Associates Two, Limited Partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 16, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wingfield Apartments II Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments II Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments II Partnership, a Louisiana Partnership in Commendam as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Pailet, Meunier & LeBlanc, LLP
Metairie, Louisiana
March 28, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Alexander Mills L.P.
We have audited the accompanying balance sheets of Alexander Mills L.P. as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alexander Mills, L.P. as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15-16 is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Habif, Arogeti & Wynne, LLP
Atlanta, Georgia
February 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northrock Housing Associates Three, Limited Partnership
We have audited the accompanying balance sheets of Northrock Housing Associates Three, Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northrock Housing Associates Three, Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman McCann
Topeka, Kansas
January 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Eastview Family Housing Limited Partnership
I have audited the accompanying balance sheet of Eastview Family Housing Limited Partnership (an Oklahoma limited partnership) as of December 31, 2005 and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eastview Family Housing Limited Partnership as of December 31, 2005, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule I is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
Sapulpa, OK
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Deer Meadow Apartments Limited Partnership
I have audited the accompanying balance sheet of Deer Meadow Apartments Limited Partnership (an Oklahoma limited Partnership), as of December 31, 2005 and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Meadow Apartments Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
February 10, 2006
Sapulpa, Oklahoma

INDEPENDENT AUDITORS’ REPORT
To the Members
Rosehill Place of Topeka, L.L.C.
We have audited the accompanying balance sheet of Rosehill Place of Topeka LLC as of December 31, 2005 and the related statements of operations, members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosehill Place of Topeka LLC as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 24, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Tanglewood Village Limited Partnership
I have audited the accompanying balance sheet of Tanglewood Village Limited Partnership (an Oklahoma limited partnership) as of December 31, 2005, and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tanglewood Village Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
Sapulpa, OK
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Barlee Properties Limited Parterns
Fort Smith, Arkansas
We have audited the accompanying balance sheets of Barlee Properties Limited Partnership (the Partnership) as of December 31, 2005 and 2004 and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to, express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements fie of material misstatement. The Partnership has determined that it is not required to have, nor we were engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barlee Properties Limited Partnership as of December 31, 2005 and 2004 and the results of its operations, changes in partners’ capital and its cash flows for the yea then ended in conformity with accounting principles generally accepted in the United States of America,
Lawrence, Schluterman & Schwartz Ltd.
Certified Public Accountants
Fort Smith, Arkansas
February 13, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Bradley Elderly, LP
I have audited the accompanying balance sheet of Bradley Elderly. L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flow for the years then ended. These financial statements arc the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradley Elderly, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to time basic financial statements taken as a whole.
BOB T. ROBINSON
Jackson, MS
January 20, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Clarksville Estates, L.P.
DBA Clarksville Estates
We have audited the accompanying balance sheets of Clarksville Estates, L.P. (a limited partnership) DBA Clarksville Estates as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clarksville Estates, L.P. (a limited partnership) DBA Clarksville Estates as of December 31, 2004 and 2003 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Clarksville Estates, L.P. taken as a whole. The supplementary data included on pages 14-22 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 19, 2005, on our consideration of Clarksville Estates, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN
Poplar Bluff, MO
January 19, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
College Greene Rental Associates, L.P.
We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Untied States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a require part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
February 25, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Evergreen Hills Associates, L.P.
We have audited the accompanying balance sheet of Evergreen Hills Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements refereed to above present fairly, in all material respects, the financial position of Evergreen Hills Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
January 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Floral Acres Apartments II, ALPIC
We have audited the accompanying balance sheets of Floral Acres Apartments II, ALPIC, RHS Project No. 22-026-721172913 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement: An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Floral Acres Apartments II, ALPIC as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Floral Acres Apartments II, ALPIC’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, LA
February 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Franklinton Elderly Housing,
Ltd. Franklinton, Louisiana
We have audited the accompanying balance sheets of Franklinton Elderly Housing, Ltd., as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklinton Elderly Housing, Ltd. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2005, on our consideration of Franklinton Elderly Housing, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Franklinton Elderly Housing, Ltd. taken as a whole. The supplementary information on Pages 13-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements as a whole.
WAY, RAY, SHELTON & CO. P.C.
Tuscaloosa, AL
January 24, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Harrisonburg Seniors Apartments, ALPIC
We have audited the accompanying balance sheets of Harrisonburg Seniors Apartments, ALPIC, RHS Project No. 22-013-721199864 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement: An audit includes examining, on a test basis, evidence supporting the amounts and disclosures — in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrisonburg Seniors Apartments, ALPIC as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Harrisonburg Seniors Apartments, ALPIC’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is integral part of an audit performed in accordance: with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, LA
February 21, 2005

INDEPENDENT AUDITORS- REPORT
To the Partners
Shady Lane Seniors Apartments
We have audited the accompanying balance sheets of Shady Lane Seniors Apartments (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners‘ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards general]y accepted in the United States and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shady Lane Seniors Apartments as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the Nears then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Shady Lane Apartments’ internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Shady Lane Seniors Apartments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and. in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe LA
January 31, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Virginia Avenue Affordable Housing Limited Partnership
I have audited the accompanying balance sheets of Virginia Avenue Affordable Housing Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash tows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Avenue Affordable Housing Limited Partnership as of December 31. 2004 and 2003, and the results of as operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required pat of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MARTIN A. STARR
Bakersfield, CA
January 20, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Black River Run Limited Partnership
We have audited the accompanying balance sheets of Black River Run Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black River Run Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
LARSON, ALLEN, WEISHAIR & CO. LLP
Eau Claire, WS
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pinedale II Limited Partnership
We have audited the accompanying balance sheets Pinedale II Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform be audit to obtain reasonable assurance about whether be financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinedale II Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
LARSON, ALLEN, WEISHAIR, & CO.
Eau Claire, WS
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pumphouse Crossing II Limited Partnership
We have audited the accompanying balance sheets of Pumphouse Crossing II Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pumphouse Crossing II Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
LARSON, ALLEN, WEISHAIR & CO. LLP
Eau Claire, WS
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Barlee Properties Limited Partnership
Barling, Arkansas
We have audited the accompanying balance sheets of Barlee Properties Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barlee Properties Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
LAWRENCE, SCHLUTERMAN & SCHWARTZ, LTD.
Fort Smith, AR
March 1, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Halls Ferry Apartments, L.P.
We have audited the accompanying balance sheets of Halls Ferry Apartments, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Halls Ferry Apartments, L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America..
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MESCHNER & COMPANY, L.L.C
Springfield, MO
February 1, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Ithaca I Limited Partnership
Ithaca, Michigan
We have audited the accompanying balance sheets of Ithaca I Limited Partnership, Rural Development Project No. 26-029-383113117, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ithaca I Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 12, 2005, on our consideration of Ithaca I Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 12 through 19 is presented for purposes of complying with the requirements of Rural Development and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, MI
February 12, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mathis Apartments, LTD
We have audited the accompanying balance sheets of Mathis Apartments, LTD, RHS Project No. 51-005-721010606 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mathis Apartments, LTD as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Mathis Apartments, LTD’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, LA
February 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Mid City Associates Limited Partnership
We have audited the accompanying Balance Sheets of Mid City Associates Limited Partnership as of December 31, 2004 and 2003, and the related Statements of Operations, Partners’ Equity (Deficit), and Cash Flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing and Mortgage Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid City Associates Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in accordance with the New Jersey Housing and Mortgage Finance Agency Policies and Procedure Manual, revised July 1, 1997. The accompanying supplemental information (shown on pages 20 to 27) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
REITBERGER, POLLEKOFF & KOZAK, P.C.
Vienna, VA
February 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Orange Grove Senior, LTD.
We have audited the accompanying balance sheets of Orange Grove Seniors, LTD., RHS Project No. 50-025-742670408 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orange Grove Seniors, LTD. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Orange Grove Seniors, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, LA
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sacramento SRO Limited Partnership
A California Limited Partnership
We have audited the accompanying balance sheets of Sacramento SRO Limited Partnership, A California Limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sacramento SRO Limited Partnership, A California Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
CONSIDINE & CONSIDINE
San Diego, CA
April 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
South Hills Apartments, L.P.
We have audited the accompanying balance sheets of South Hills Apartments, L.P. as of December 31, 2004 and 2003, and the statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Hills Apartments, L.P. as of December 31. 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GORACKE, RITTERBURH & PIOTROWSKI, LLP
Omaha, NE
January 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Village Woods Estates, L.P.
We have audited the accompanying balance sheets of Village Woods Estates, L.P. as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Woods Estates, L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
PAULUS & COMPANY
Hamburg, NY
January 27, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Autumn Ridge Associates
We have audited the accompanying balance sheet of Autumn Ridge Associates (a Virginia Limited Partnership) as of December 31, 2004 and 2003, and the related statement of operations and partners’ equity (deficit) and cash flow for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Autumn Ridge Associates as of December 31, 2004 and 2003, and the results of its operation and its cash flow for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 through 17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YOUNG & PRICKETT, P.C.
Roanoke, VA
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Brownsville Associates, Limited
We have audited the accompanying balance sheets of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brownsville Associates, Limited (a Tennessee limited partnership) d/b/a Brownsville Village Apartments, RHS Project No.: 48-038-621467876, as of December 31, 2004 and 2003, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of Brownsville Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YORK, DILLINGHAM & COMPANY, PLLC
Columbia, TN
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Elm Street Associates, L.P.
We have audited the accompanying balance sheets of Elm Street Associates, L.P. as of December31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in accordance with these standards includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elm Street Associates, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. Our audits were made primarily for the purpose of formulating an opinion on the basic financial statements taken as a whole. The supplemental schedule of operating expenses included herein, although not considered necessary for a fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America, is presented for supplemental analysis purposes and has been subjected to the auditing procedures applied in the audits of the basic financial statements and is, in our opinion, stated fairly in all material respects in relation to the basic financial statements taken as a whole.
M.D. OPPENHEIM & COMPANY, P.C.
February 3, 2005

INDEPENDENT AUDITORS REPORT
To the Partners
Los Lunas Apartments Limited Partnership d/b/a Hillridge Apartments
We have audited the accompanying balance sheet of Los Lunas Apartments Limited Partnership d/b/a H0ridge Apartments as of Dacenber 31, 2004 and 2003, and the related statements of operations, partners equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Los Lunas Apartments Limited Partnership d/b/a Hillridge Apartments as of December 31. 2004 and 2008, and the results of its operations, changes in partners equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PALMER & CO. P.A.
Albuquerque, NM
February 10, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
To the Partners
New Hilltop Apartments, a Limited Partnership
Columbia, South Carolina
We have audited the accompanying balance sheets of New Hilltop Apartments, A Limited Partnership (A South Carolina Limited Partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Hilltop Apartments, A Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2005 on our consideration of New Hilltop Apartments, A Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DURANT, SCHRAIBMAN & LINDSAY
Columbia, SC
January 29, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northfield Housing, L.P.
I have audited the accompanying balance sheet of Northfield Housing, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flow for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for our opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northfield Housing, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BOB T. ROBINSON
Jackson, MS
March 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Overton Associates, L.P.
Elko, Nevada
We have audited the accompanying balance sheets of Overton Associates, L.P. (the Partnership), Rural Housing Development Case No. 33-002-0880283493 , as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 8, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 12 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership for the year ended December 31, 2004. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
CHILD, SULLIVAN & COMPANY
Kaysville, Utah
February 8, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pahrump Valley Investors
A Wyoming Limited Partnership
Pahrump, Nevada
We have audited the accompanying balance sheets of Pahrump Valley Investors, A Wyoming Limited Partnership, USDA, Rural Development Project Number 33-019-680204949, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pahrump Valley Investors, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 21, 2005 on our consideration of Pahrump Valley Investors’ internal control structure and a report dated January 21, 2005 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Pahrump Valley Investors. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SJ GALENA, & CO., LLP
Sacramento, California
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Stanton Associates, Limited
We have audited the accompanying balance sheets of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stanton Associates, Limited (a Tennessee limited partnership) d/b/a Stanton Village Apartments, RHS Project No.: 48-038-621542356, as of December 31, 2004 and 2003, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2005 on our consideration of Stanton Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YORK, DILLINGHAM & COMPANY, P.L.L.C.
Columbia, Tennessee
February 2, 2005

INDEPENDENT AUDITORS’‘ REPORT
To the Partners
Woodlands Associates, L.P. Elko, Nevada
We have audited the accompanying balance sheets of Woodlands Associates, L.P. (the Partnership), Rural Development Case No. 33-004-0880314570, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 8, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 12 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership for the year ended December 31, 2004. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
CHILD, SULLIVAN & COMPANY
Kaysville, Utah
February 8, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Zwolle Partnership
We have audited the accompanying balance sheets of Zwolle Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zwolle Partnership as of December 31, 2004 and 20031, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 3 1, 2005, on our consideration of Zwolle Partnerships internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Zwolle Partnership. Such information has been subjected to the auditing, procedures applied in the audit of the, basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe. Louisiana
January 1, 2005

INDEPENDENT AUDITORS’ REPORT
The Partners
Ethel Housing, L.P.
Ethel, Mississippi
I have audited the accompanying balance sheets of Ethel Housing, L.P., RD Case No. 28-0040-640823417, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Ethel Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion the financial statements, referred to above, present fairly, in all material respects, the financial position of Ethel Housing, L.P. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, and the audit pro ram issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated January 16, 2005 on my consideration of the Ethel Housing, L.P.’s internal control over financial reporting and my tests of its compliance with certain provisions of laws, regulations, contracts, grants, and specific requirements of RD programs. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 14 through 21 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns, on which I express no opinion, has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as whole.
J.E. FORTENBERRY, III, P.C.
Brandon, MS
January 16, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Main Everett Housing Limited Partnership
We have audited the accompanying balance sheets of Main Everett Housing Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes exa0iDing. On 8 test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Main Everett Housing Limited Partnership as of December 31. 2004 and 2003 and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
TOBIN & COMPANY, PC
Larchmont, NY
January20, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Maple Limited Partnership
Pilot House, Lewis Wharf Boston,
Massachusetts
We have audited the accompanying balance sheets of Maple Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership’s compliance with specific requirements applicable to major and nonmajor programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, MA
February 22, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
M.R.H., L.P.
We have audited the accompanying balance sheets of M.R.H., L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.R.H., L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BOYD, FRANZ & STEPHANS, LLP
St. Louis, MO
January 24, 2005

INDEPENDENT AUDITOR’S REPORT
To: The Partners
Osborne Housing Limited Partnership
We have audited the accompanying balance sheets of Osborne Housing Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Osborne Housing Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
TOBIN & COMPANY PC
Larchmont, NY
January 20, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sandstone Village Limited Partnership
Great Falls, Montana
We have audited the accompanying balance sheets of Sandstone Village Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sandstone Village Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
FECTEAU & COMPANY, PLLC
Albany, NY
January 28, 2005

INDEPENDENT AUDITOR’S REPORT ON THE FINANCIAL STATEMENTS
The Partners
Shannon Housing, L.P. Shannon,
Mississippi
I have audited the accompanying balance sheets of Shannon Housing, LP, RD Case No.28-04lO640035650, as of December 3l, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Shannon Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that 1plou and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion the financial statements, referred to above, present fairly, in all material respects, the financial position of Shannon Housing, L.P. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated January 16, 2005 on my consideration of the Shannon Housing, L.P.’s internal control over financial reporting and my tests of its compliance with certain provisions of laws, regulations, contracts, grants and specific requirements of RD programs. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data is presented for purposes of additional analysis and are not a required pat of the financial statements. Such information, except for the current budget and proposed budget columns, on which I express no opinion, has been subjected to the auditing procedures applied in the audit of the financial statements and, in my opinion, is fairly stated, in all material respects in relation to the financial statements taken as a whole.
J.E. FORTENBERRY, III, PC
Brandon, MS
January 16, 2005

INDEPENDENT AUDITOR’S REPORT ON THE FINANCIAL STATEMENTS
The Partners
West Point Housing, L.P.
West Point, Mississippi
I have audited the accompanying balance sheets of West Point Housing, LP.,RO/Case No.20-Ol3-0D4O034734, of December 3l, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion the financial statements, referred to above, present fairly, in all material respects, the financial position of West Point Housing, L.P. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated January l6, 2005 on its compliance with specific requirements applicable to major RD programs and nonmajor RD transactions.
My audit was performed for the purpose of forming no opinion on the financial statements taken as a whole. The accompanying supporting data included on pages l5 through 22 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns, on which I express no opinion, is fairly stated in all material respects, in relation to the financial statements taken as n whole.
J.E. FORTENBERRY, III PC
Brandon, MS
January 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
SG Wyandotte, L.P.
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of SG -Wyandotte, L.P., a California Limited Partnership, (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of .America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 14, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
200 East Avenue Associates, L.P.
We have audited the accompanying balance sheet of 200 East Avenue Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003 and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that tour audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 200 East Avenue Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
SALMIN, CELONA, WEHRLE & FLAHERTY, L.L.P.
Rochester, NY
February 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
A.V.A. Limited Partnership
Charlotte, NC
We have audited the accompanying balance sheets of A.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A.V.A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statement taken as a whole.
BERNARD ROBINSON & COMPANY, L.L.P.
Greensboro, NC
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Beauregard Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, LA
We have audited the accompanying balance sheets of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Beauregard Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, LA
February 12, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Beckwood Manor One Limited Partnership
We have audited the accompanying balance sheets of Beckwood Manor One limited Partnership, RD Project No. 03-025-710677258 (the Partnership), as of December 31, 2004 and 2003 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financials statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor One limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the Untied States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 15, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AR
February 15, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Bradley Phase I Limited Partnership
Pilot House, Lewis Wharf
Boston, Massachusetts
We have audited the accompanying balance sheets of Bradley Phase I Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership’s internal control over financial reporting on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing and internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership’s compliance with specific requirements applicable to major and specific requirement applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, MA
February 22, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Bradley Phase II Limited Partnership
Pilot House, Lewis Wharf
Boston, Massachusetts 02110
We have audited the accompanying balance sheets of Bradley Phase II Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership‘s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership‘s compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purpose of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has bee subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, MA
February 22, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Brookhaven Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Brookhaven Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookhaven Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the result of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, LA
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Butler Estates Partnership
A Louisiana Partnership in Commendam Mansfield,
Louisiana
We have audited the accompanying balance sheets of Butler Estates Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Butler Estates Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Butler Street/Hanover Towers Limited Partnership Pilot
House, Lewis Wharf Boston, Massachusetts 02110
We have audited the accompanying balance sheets of Butler Street/Hanover Towers Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership’s compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, MA
February 22, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Cameron Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Cameron Place Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cameron Place Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Decro Nordhoff, L.P.
We have audited the accompanying balance sheets of Decro Nordhoff, L. P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Decro Nordhoff, L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CHU & ASSOCIATES
San Marino, California
January 15, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Edgewood Estates Partnership, Ltd.
We have audited the accompanying balance sheets of Edgewood Estates Partnership, Ltd. (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial. position of Edgewood Estates Partnership, Ltd. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 16 through 17, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
LITTLE & ASSOCIATES
Monroe, Louisiana
February 9, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Escher SRO Project, L.P.
(HUD Project No. NJ-39-K087-020-2)
We have audited the accompanying balance sheets of Escher SRO Project, L.P. (HUD Project NO. NJ-39-K087-020-2) (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Escher SRO Project, L.P. (HUD Project NO. NJ-39-K087-020-2) as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 27, 2005 on our consideration of Escher SRO Project, L.P.’s internal control, its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of these reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
ROTHSTEIN, KASS & COMPANY, P.C.
Roseland, New Jersey
January 27, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
G.V.A. Limited Partnership
Charlotte, North Carolina.
We have audited the accompanying balance sheets of G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of G.V.A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY
January 31, 2005
Greensboro, North Carolina

INDEPENDENT AUDITOR’S REPORT
To the Partners
Grayson Manor Limited Partnership
We have audited the accompanying balance sheet of Grayson Manor Limited Partnership as of December 31, 2004 and December 31, 2003, and the related statements of operations, and cash flows and changes in owners’ equity for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grayson Manor Limited Partnership as of December 31, 2004 and December 31, 2003, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated February 16, 2005 on our consideration of Grayson Manor Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations.
DOOLEY & VICARS
Richmond, VA
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
SG — Hazeltine, L.P.
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of SG — Hazeltine, L.P., a California Limited Partnership, (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 14, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
M.B. Apartments Associates, Ltd.
We have audited the accompanying balance sheets of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2004 and 2003, and the related statement of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M.B. Apartments Associates, Ltd. (A Limited Partnership) as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 through 16 are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
January 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Meridian Housing, L.P.
Meridian, MS
We have audited the accompanying balance sheets of Meridian housing, LP (a Mississippi limited partnership), RHS Project No. 28-038-0640893892 as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meridian Housing, LP, as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2005, on our consideration of Meridian Housing, LP’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MATTHEWS, CUTRER & LINDSAY, P.A.
Ridgeland, MS
January 22, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
New Devonshire West
Limited Partnership (an Ohio
Limited Partnership)
West Jefferson, Ohio
We have audited the accompanying balance sheets of New Devonshire West Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-311449844, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the management of New Devonshire West Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire West Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 7, 2005, on our consideration of New Devonshire West Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Governmental Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 12 to 19 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of New Devonshire II Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KLINE AND LONDON
Beachwood, Ohio
February 7, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
New Devonshire II Limited
Partnership (an Ohio Limited
Partnership)
London, Ohio
We have audited the accompanying balance sheets of New Devonshire H Limited Partnership (an Ohio Limited Partnership), RD Project No. 41-049-311449843, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the management of New Devonshire II Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Devonshire II Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 7, 2005, on our consideration of New Devonshire II Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Governmental Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 12 to 19 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of New Devonshire West Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KLINE AND LONDON
Beachwood, Ohio
February 7, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Southwind Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Southwind Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwind Apartments Partnership, A Louisiana Partnership in Commendam of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILER, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
T.R. Bobb Apartments Partnership
A Louisiana Partnership in Commendam Mansfield,
Louisiana
We have audited the accompanying balance sheets Of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T.R. Bobb Apartments Partnership, A Louisiana Partnership in Commendam as of December 31. 2004 and 2003 and the results of its operations, changes in partners’ equity and cash flows for the years than ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
V. V. A. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of V. V. A. Limited Partnership (a Virginia limited. partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of V. V. A. Limited Partnership as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements anal, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY
January 31, 2005
Greensboro, North Carolina

INDEPENDENT AUDITORS’ REPORT
To the Partners
The Willows Apartments Partnership, Ltd.
We have audited the accompanying balance sheets of The Willows Apartments Partnership, Ltd. (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards for financial and compliance audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable’ assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Willows Apartments Partnership, Ltd.. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 18 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 16, 2005, on our consideration of The Willows Partnership. Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should he considered in assessing the results of our audit.
LITTLE & ASSOCIATES
Monroe, Louisiana
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
W. P. V.A. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of W. P. V. A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W. P. V. A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY
January 31, 2005
Greensboro, North Carolina

INDEPENDENT AUDITOR’S REPORT
To the Partners
AHAB Project One, L.P.
We have audited the accompanying balance sheets of AHAB Project One, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial- statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AHAB Project One, L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MECHSNER & CO., L.L.C.
Springfield, Missouri
February 8, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Angelou Associates, L.P. New
York, New York
We have audited the accompanying balance sheet of Angelou Associates, L.P. (a New York State limited partnership) as of December 31, 2004 and 2003, and the related statement of operations, partners’ equity and cash flows for the years then ended. The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Angelou Associates, L.P. as of December 31, 2004 and 2003, and’ the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule F and J are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the• basic financial statements taken as a whole.
VARGAS & GHIGLIOTTY L.L.P.
New City, New York
February 3, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of CR Housing Associates, L.P.
I have audited the accompanying balance sheets of CR Housing Associates, L.P. (the
“Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CR Housing Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements taken as a whole.
JOSE R. BARRERAS, CPA
Guaynabo, PR
January 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Harbor Limited Partnership
Pilot House, Lewis Wharf
Boston, Massachusetts
We have audited the accompanying balance sheets of Harbor Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners‘ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners‘ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership‘s compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, Massachusetts

February 22, 2005
INDEPENDENT AUDITORS’REPORT
To the Partners
Holly Heights Apartments, L.P.
Omaha, Nebraska 68154
We have audited the accompanying balance sheets of Holy Heights Apartments, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures A be financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holly Heights Apartments, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GORACKE, RITTERBUSH & PIOTROWSKI L.L.P
Omaha, Nebraska
January 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Magnolia Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Magnolia Place Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magnolia Place Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
April 8, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of 1374 Boson Road Limited Partnership
We have audited the accompanying balance sheet of 1374 Boston Road Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1374 Boston Road Limited Partnership as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
March 24, 2005

INDEPENDENT AUDITORS REPORT
To the Partners
Bienville III Apartments
We have audited the accompanying balance sheets of Bienville III Apartments (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, oil a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly. in all material respects, the financial position of Bienville III Apartments as of December 31, 2004 and 2003, and the results of its operations and its cash floes for the Nears then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Bienville III Apartment’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Bienville III Apartments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe, Louisiana
January 31, 2005

INDEPENDENT AUDITORS- REPORT
To the Partners
Blanchard II Apartments
We have audited the accompanying balance sheets of Blanchard II Apartments (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis- evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Blanchard II Apartments as of December 31. 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31. 2005, on our consideration of Blanchard II Apartment’s internal control over financial reporting and our tests of its compliance with certain Provisions of laws, regulations, contracts, and grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming in opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Blanchard II Apartments. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe- Louisiana
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cottonwood Apartments I
We have audited the accompanying balance sheets of Cottonwood Apartments I (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Cottonwood Apartments I as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued out report dated January 31, 2005, on our consideration of Cottonwood Apartments is internal control over financial reporting and on our tests of its compliance with certain provisions of laws. regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and arc not a required part of the basic financial statements of Cottonwood Apartments 1. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and. in our opinion, is fairy stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe-
Louisiana
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Evangeline Partnership, ALPIC
We have audited the accompanying balance sheets of Evangeline Partnership, ALPIC, RHS Project No. 22-027-721313386 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evangeline Partnership, ALPIC as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Evangeline Partnership, ALPIC’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
February 21, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Fairway II Limited Dividend Housing Association Limited
Partnership Marlette, Michigan
We have audited the accompanying balance sheets of Fairway II Limited Dividend Housing Association Limited Partnership, Rural Development Project No. 26-074-383047638 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairway II Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 12, 2005, on our consideration of Fairway II Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 12 through 19 is presented for purposes of complying with the requirements of Rural Development and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
YEO & Yeo
Lansing, Michigan
February 12, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Jackson Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Jackson Place Apartments Partnership, a Louisiana Partnership in Commendam, (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson Place Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
April 8, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Maplewood Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Maplewood Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003 and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maplewood Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of As operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Neighborhood Restorations Limited Partnership VII
Dresher, Pennsylvania
We have audited the accompanying balance sheets of Neighborhood Restorations Limited Partnership VII (a Pennsylvania Limited Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neighborhood Restorations Limited Partnership VII as of December 31, 2004 and 2003, and the results of its operations, and changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
ST. CLAIR CPA’s, P.C.
Conshohocken, PA
January 26, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
R.V.K.Y. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of R.V.K.Y. Limited Partnership (a Kentucky limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.V.K.Y. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and that compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed inaccordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON
January 31, 2005

To The Partners
Sumner House Limited Partnership
INDEPENDENT AUDITORS’ REPORT
We have audited the accompanying balance sheets of Sumner House Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sumner House Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 8 and 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
KOSTIN, RUFFKESS & COMPANY LLC
Farmington, Connecticut
February 24, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Terraceview Limited Partnership
We have audited to accompanying balance sheet of Terraceview Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations; changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terraceview Limited Partnership as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
STANGL & JASKOWIAK, LTD
Sauk Rapids, MN
March 1, 2005

INDEPENDENT AUDITOR’S REPORT ON THE FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION
The Partners
Collins Housing, L.P. Collins,
Mississippi
I have audited the accompanying balance sheets of Collins Housing, L.P., RD Case No. 28-0160640864674, as of December 31, 2004 and 2003, and the related statements of operations, partner’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Collins Housing, L.P.’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Collins Housing, L.P. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing; Standards, and the audit program issued by the U.S. Department of Agriculture, Rural Development, I have also issued my report dated January 16, 2005 on its compliance with specific requirements applicable to major RD programs and nonmajor RD program transactions.
My audit was performed for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supporting data included on pages 12 through 19 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information, except for the current budget and proposed budget columns on pages 15 through 18, on which I express no opinion, is fairly stated, in all material respects, in relation to the financial statements take as a whole.
J.E. FORTENBERRY, III, P.C.
Brandon, MS
February 15, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Edgewood Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edgewood Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 24, 2005

To The Partners
Lincoln Hotel Partnership
A California Limited
Partnership 710 West Ivy
San Diego, CA 92101
INDEPENDENT AUDITORS’ REPORT
We have audited the accompanying balance sheets of Lincoln Hotel Partnership, A California Limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Hotel Partnership, A California Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity to accounting principles generally accepted in the United States of America.
CONSIDINE & CONSIDINE
San Diego, CA
February 22, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Lutkin Bayou Apartments,
LP Drew, Mississippi
We have audited the accompanying balance sheets of Lutkin Bayou Apartments, LP (a Mississippi limited partnership), RHS Project No. 28-083-640863241 as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lutkin Bayou Apartments, LP, as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2005, on our consideration of Lutkin Bayou Apartments, LP’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 18 to 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MATTHEW, CUTRER & LINDSAY, P.A.
Ridgeland, MS
January 27, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners Northway
Drive, Ltd. Bryan, Texas
We have audited the accompanying balance sheets of Northway Drive, Ltd. — (A Texas Limited Partnership) as of December 31, 2004 and 2003, and the related statements of income (loss), partners’ equity and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northway Drive, Ltd. — (A Texas Limited Partnership) as of December 31, 2004 and 2003, and the changes in financial position and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
LOU ANN MONTEY & ASSOCIATES, P.C.
Austin, TX
March 19, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Palmetto Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Palmetto Place Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Palmetto Place Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of As operations, changes in partners’ equity and cash lows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, LA
March 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Westfield Apartments Partnership
A Louisiana Partnership in Commendam Mansfield,
Louisiana
We have audited the accompanying balance sheets of Westfield Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westfield Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
February 24, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Bellwood Four Limited Partnership
We have audited the accompanying balance sheets of Bellwood Four Limited Partnership‘ (the Partnership), as of December 31, 2004 and 2003, and the related statements of profit (loss), changes in partners equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly‘ in all material respects, the financial position of Bellwood Four Limited Partnership as of December 31, 2004 and 2083` and its results of operations, changes in partners’ equity (deficit)‘ and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 19, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
LITTLE, SHANEYFELT MARSHALL, ROMINE & CO.
Little Rock, AZ
February 19, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Bowie Apartments, Ltd.
We have audited the accompanying balance sheets of Bowie Apartments, Ltd. (a limited partnership), RD Project No. 50-069-0752627345-01-7, as of December 31, 2004 and 2003, and the related statements of operations, partners‘ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bowie Apartments, Ltd., RD Project No. 50-069-0752627345-01-7, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued a report dated February 16, 2005 on our consideration of Bowie Apartments, Ltd’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages I-18 and I-19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MOORE, CAMP, PHILLIPS & CO. L.L.P.
Wichita Falls, TX
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
C.V.V.A. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of C.V.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.V.V.A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON
Greensboro, North Carolina
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Emerald Trace II Limited Partnership Ruston,
Louisiana
We have audited the accompanying balance sheets of Emerald Trace II Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerald Trace II Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 16 through 17, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
LITTLE & ASSOCIATES
Monroe, Louisiana
February 15, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Graham Apartments, Ltd.
We have audited the accompanying balance sheets of Graham Apartments, Ltd. (a limited partnership), RD Project No. 51-52-75-663 159-01-1, as of December 31, 2004 and 2003, and the related statements of operations, partners‘ equity and cash flows for the years then ended. These Financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States- Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graham Apartments, Ltd., RD Project No. 51-52-752663159-01-1, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued a report dated February 12, 2005 on our consideration of Graham Apartments, Ltd’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-17 and 1-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MOORE, CAMP, PHILLIPS & CO. L.L.P.
Wichita Fails, Texas
February 12, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Hillside Terrace Associates, L.P.
We have audited the accompanying balance sheet of Hillside Terrace Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hillside Terrace Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Byam Limited Partnership
Pilot House, Lewis Wharf
Boston, Massachusetts
We have audited the accompanying balance sheets of Byam Limited Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2005, on our consideration of the Partnership‘s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not provide an opinion on the internal control over financial reporting or on compliance. We have also issued reports dated February 22, 2005, on the Partnership‘s compliance with specific requirements applicable to major programs and specific requirements applicable to Fair Housing and Ion-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
KEVIN P. MARTIN & ASSOCIATES, P.C.
Braintree, Massachusetts
February 22, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
K.G.V.A. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of K.G.V.A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. ‘Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of K.G.V.A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & CO.
January 31, 2005
Greensboro, North Carolina

INDEPENDENT AUDITORS’ REPORT
To the Partners
Linden Partners II, LLC
We have audited the accompanying balance sheets of Linden Partners II, LLC (the Partnership), a Nebraska Limited Liability Company of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of ‘ America. Those standards require that we plan and. perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining • on a test basis, evidence supporting the amounts and- disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion,’ the financial statements referred to above present fairly, in all. material respects, ‘the financial position of Linden Partners II; LLC as of December 31, 2004 and 2003, and the results of its operations, and changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with-accounting- principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is, presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is, fairly stated in all material respects in relation to the basic financial statements taken as a. whole.
Omaha, Nebraska
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Nocona Apartments, Ltd.
We have audited the accompanying balance sheets of Nocona Apartments, Ltd. (a limited partnership), RD Project No: 50-069-0752685663-02-2 as of December 31, 2004 and 2003, and the related statements of operations, partners‘ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, die financial statements referred to above present fairly, in all material respects, the Financial position of Nocona Apartments, Ltd. RD Project No.: 50-069-0752685663-02-2 as of December 31, 2004 and 2003, and the results of its operations, changes in partners‘ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2005 on our consideration of Nocona Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over Financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-18 and 1-19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MOORE, CAMP, PHILLIPS & CO., L.L.P.
Wichita Falls, Texas
February 11, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Pyramid One Limited Partnership
We have audited the accompanying balance sheets of Pyramid One Limited Partnership, (the Partnership), as of December 31. 2004 and 2003 and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis‘ evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid One Limited Partnership as of December 31` 2004 and 2083‘ and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 5` 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report in an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AZ
February 5, 2005

INDEPENDENT AUDITORS’ REPORT
The Partners
Canton Housing One, L.P.
Jackson, Mississippi
We have audited the accompanying balance sheets of Canton Housing One, L.P., a Mississippi limited partnership, Rural Development Agency U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886062 01-8, as of December 31, 2004 and 2003, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing One, L.P., RD Project No. 28-045-0640886062 01-8, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2005, on our consideration of the Partnership’s internal control and a report dated February 2, 2005, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I, II, IN, and the information in Part N included on pages 14 through 18 on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EUBANK & BETTS, PLLC
Jackson, Mississippi
February 2, 2005

INDEPENDENT AUDITORS’ REPORT
The Partners
Canton Housing Three, L.P.
Jackson, Mississippi
We have audited the accompanying balance sheets of Canton Housing Three, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886063 04-2, as of December 31, 2004 and 2003, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Three, L.P., RD Project No. 28-045-0640886063 04-2, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2005, on our consideration of the Partnership’s internal control and a report dated February 2, 2005, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I, II, and III and the information in part IV included on pages 13 through 17, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EUBANK & BETT
Jackson, Mississippi
February 2, 2005

INDEPENDENT AUDITORS’ REPORT
The Partners
Canton Housing Four, L.P.
Jackson, Mississippi
We have audited the accompanying balance sheets of Canton Housing Four, L.P., a Mississippi limited partnership, Rural Development Agency, U. S. Department of Agriculture (“RD”) Project No. 28-045-0640886064 02-0, as of December 31, 2004 and 2003, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Four, L.P., RD Project No. 28-045-0640886064-02-0, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2005, on our consideration of the Partnership’s internal control and a report dated February 2, 2005, on its compliance with specific requirements applicable to major RD programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standard; and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, except for the current budget and proposed budget columns in Part I, II, and III and the information in Part IV included on pages 13 through 17, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EUBANK & BETTS, PLLC
Jackson, Mississippi
February 2, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Eagles Ridge Terrace, L.P.
P. Decatur, Texas
I have audited the accompanying balance sheets of Eagles Ridge Terrace, L- P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eagles Ridge Terrace, L. P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, TX
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ellisville Housing, L.P.
West Point, Mississippi
We have audited the accompanying balance sheets of Ellisville Housing, L.P. (a Mississippi limited partnership), RHS Project NO. 28-034-0640864667, as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ellisville Housing, L.P., as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 21, 2005, on our consideration of Ellisville Housing, L.P.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MATTHEWS, CUTRER & LINDSAY, P.C.
Ridgeland, MS
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hattiesburg Housing, LP
Jackson, Mississippi
We have audited the accompanying balance sheets of Hattiesburg Housing, L.P., LP (a Mississippi limited partnership), RHS Project NO. 28-018-640864668 as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hattiesburg Housing, L.P., as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 26, 2005, on our consideration of Hattiesburg Housing, L.P., internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the partnership. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS FORM RD 1980-8) and the Multiple Family Housing Project Budget (RHS FORM RD 1980-7). Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MATTHEWS, CUTRER & LINDSAY
Ridgeland, MS
January 26, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Henderson Terrace, L. P.
Bridgeport, Texas
I have audited the accompanying balance sheets of Henderson Terrace, L. P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Henderson Terrace, L. P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements, Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of Lakeview Little Elm- L. P. Little Elm, Texas
I have audited the accompanying balance sheets of Lakeview Little Elm, L. P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Little Elm, L. P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Mesquite Trails, L. P.
Jacksboro, Texas
I have audited the accompanying balance sheets of Mesquite Trails, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mesquite Trails, L. P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
N. M. V. A. Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of N. M. V. A. Limited Partnership (a Virginia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of N. M. V. A. Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON
January 31, 2005
Greensboro, North Carolina

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Pilot Point Apartments, L. P.
Pilot Point, Texas
I have audited the accompanying balance sheets of Pilot Point Apartments, L. P. as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilot Point Apartments, L. P. as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements take a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 4, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Seagraves Apartments, L.P.
Ferris, Texas
I have audited the accompanying balance sheets of Seagraves Apartments, L.P. as of December 31, 2004 and 2003, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seagraves Apartments, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITOR’S REPORT
Partners
Sencit Hampden Associates, L.P.
We have audited the accompanying balance sheets of Sencit Hampden Associates, L.P., Roth Village Townhomes as of December 31, 2004 and 2003, and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sencit Hampden Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
FISHBEIN & COMPANY, P.C.
Horsham, PA
January 14, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Granada Rose, L.P.
Edna, Texas
I have audited the accompanying balance sheets of Granada Rose, L.P., as of December 31, 2004 and 2003, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Granada Rose, L.P., as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Martinsville I. Ltd.
Louisville, KY
We have audited the accompanying balance sheets of Martinsville-I, Ltd. (a Kentucky limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership’s general partner and contracted management agent, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martinsville-I, Ltd. at December 31, 2004 and 2003, and its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Plaut & Associates,
Louisville, KY
January 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Parkside Plaza Associates,
L.P. New York, New York
We have audited the accompanying balance sheets of Parkside Plaza Associates, L.P. (a New York State limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkside Plaza Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule I and J are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
VARGAS & GHIGLIOTTY, LLP
New City, New York
February 14, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Pearlwood Apartments Partnership
A Mississippi Limited Partnership
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pearlwood Apartments Partnership, A Mississippi Limited Partnership (the Partnership) as of December 31. 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as “all as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearlwood Apartments Partnership, A Mississippi Limited Partnership as of December 31. 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER AND LEBLANC, L.L.P
Metairie, LA
March 22, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Pecan Manor Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam, (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pecan Manor Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LEBLANC, L.L.P.
Metairie, Louisiana
March 25, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Pineridge Apartments Partnership
A, Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Pineridge Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pecanwood Apartments Partnership, A Louisiana Partnership in Commendam as of December 31. 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LEBLANC, L.L.P.
Metairie, LA
March 25, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Pyramid Four Limited Partnership
We have audited the accompanying balance sheets of Pyramid Four Limited Partnership, Project No. 98-008-T, (the Partnership), as of December 31, 2004 and 2003, and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid Four Limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 3, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplementary information shown on pages 11 to 21 is presented for the purposes of additional analysis and are not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AZ
FEBRUARY 3, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Belmont Affordable Housing II, L.P.
Springfield, PA
We have audited the accompanying balance sheets of Belmont Affordable Housing II, L.P. (a Pennsylvania Limited Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Belmont Affordable Housing II, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
ST. CLAIR CPA’s, P.C.
Conshohocken, Pennsylvania
February 15, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners Howard
Park, Ltd.
We have audited the accompanying balance sheets of Howard Park Ltd. as of December 31, 2004 and 2003, and the related statements of income, partners’ equity and cash flow for the years then ended. These financial statements are the responsibility of the Howard Park, Ltd. management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Howard Park, Ltd. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of administrative, utilities, maintenance, taxes, insurance and interest expense on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SHARPTON, BRUNSON & COMPANY, P.A.
Miami, FL
February 23, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
RHP 96-1 Limited Partnership
Novi, Michigan
We have audited the accompanying balance sheets of R.HP 96-1 Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of RHP 96-1 Limited Partnership’s management. Our responsibility is to express an opinion on the financial statements based upon our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.HP 96-1 Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13, 14 and 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as whole.
VANDERPLOEG, BERGAKKER & ASSOCIATES
Grand Rapids, MI
January 21, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Riverwalk Apartment Homes, Phase II
LLC Madison, Wisconsin
We have audited the accompanying balance sheet of Riverwalk Apartment Homes, Phase II LLC as of December 31, 2004 and 2003, and the related statements of operations, members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverwalk Apartment Homes. Phase II LLC as of December 31. 2004 and 2003 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
VIRCHOW, KRAUSE & COMPANY
Madison, WI
January 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Annadale Housing Partners
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Annadale Housing Partners Limited Partnership (the “Partnership”), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 14, 2005

INDEPENDENT ACCOUNTANTS’ REPORT
The Partners
Valleyview Estates, L.P.
Springfield, Missouri
We have audited the accompanying balance sheets of Valleyview Estates, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valleyview Estates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the 2004 basic financial statements. Such information has been subjected to the procedures applied in the audits of the 2004 basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the 2004 basic financial statements taken as a whole.
BKD
Springfield, MO
January 13, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook Apartments Partnership, A Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER & LEBLANC, LLP
Metairie, Louisiana
April 15, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wingfield Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results of its operations, changes in partners equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER & LEBLANC
Metairie, Louisiana
March 5, 2005

INDEPENDENT AUDITOR’S REPORT
Partners
Baldwin Villas Limited Dividend
Housing Association Limited Partnership
Novi, Michigan
We have audited the accompanying balance sheets of Baldwin Villas Limited Dividend Housing Association Limited Partnership, as of December-31, 2004 and 2003, and the related statements of operations, partner capital and cash flows for the years then ended. These financial statements are the responsibility of Baldwin Villas Limited Dividend Housing Association Limited Partnership’s management. Our responsibility is to express an opinion on the financial statement based upon our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baldwin Villa Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003 and the results of its operations and its cash flow for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14 and 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as whole.
VANDERPLOEG, BERGAKKER & ASSOCIATES
Grand Rapids, MI
February 16, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Edna Vanderbilt, L.P.
Edna, Texas
I have audited the accompanying balance sheets of Edna Vanderbilt, L.P. as of December 31, 2004 and 2003, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edna Vanderbilt, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hammond Place Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Hammond Place Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hammond Place Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003, and the results 0fitsoperations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER & LEBLANC
Metairie, Louisiana
February 21, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Willowbrook II Apartments Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Willowbrook II Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are fee of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as tell as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willowbrook II Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2004 and 2003 and the results of it operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER & LEBLANC
Metairie, Louisiana
February 28, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Gouverneur Senior Housing Associates, L.P.
We have audited the accompanying balance sheet of Gouverneur Senior Housing Associates, L.P. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations and partners’ capital (deficit), and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gouverneur Senior Housing Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
January 14, 2005

INDEPENDENT AUDITORS- REPORT
To the Partners
Tally Flo Apartments II Partnership
We have audited the accompanying balance sheets of Tally Flo Apartments II Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the ‘financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects. the financial position of Tally Ho Apartments 11 Partnership of December 3 1, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31. 200, on our consideration of Tally Ho Apartments II Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of lass, regulations contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Tally Ho Apartments II Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe- Louisiana
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Timber Trails I Partnership
We have audited the accompanying balance sheets of Timber Trails I Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Timber ‘trails I Partnership as of December 31. 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards we have also issued our report dated January 31, 2005, on our consideration of Timber Trails I Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Timber Trails I Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe, Louisiana
January 31, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Azle Fountainhead, L.P. Azle, Texas
I have audited the accompanying balance sheets of Azle Fountainhead, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Azle Fountainhead, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 10, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Capitol Five Limited Partnership
We have audited the accompanying balance sheets of Capitol Five Limited Partnership, Project No. 083-98032-YHN (the Partnership), as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ deficit, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 18, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provision of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 24 is presented for the purposes of additional analysis and are not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AZ
February 18, 2005

INDEPENDENT AUDITORS’ REPORT
The Partners
Carlyle Apartments Limited Partnership
Sioux Falls, South Dakota
We have audited the accompanying balance sheets of Carlyle Apartments Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carlyle Apartments Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EIDE BAILLY
Sioux Falls, South Dakota
January 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Center Place Apartments II, LTD
We have audited the accompanying balance sheets of Center Place Apartments II, LTD, RHS Project No. 51-010-721481069 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Center Place Apartments II, LTD as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Center Place Apartments II, LTD’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Members
Meadowside Associates, LLC
We have audited the accompanying balance sheets of Meadowside Associates, LLC as of December 31, 2004 and 2003, and the related statements of operations, members’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowside Associates, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 28, 2005 on our consideration of Meadowside Associates, LLC’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY
January 28, 2005
Albany, New York

INDEPENDENT AUDITORS’ REPORT
To the Partners
Oakland Partnership
We have audited the accompanying balance sheets of Oakland Partnership, RHS Project No. 22-002-721457988 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakland Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Oakland Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Western Gardens Partnership
We have audited the accompanying balance sheets of Western Gardens Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects the financial position of Western Gardens Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flouts for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 28, 2005, on our consideration of Western Gardens Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Western Gardens Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe. Louisiana.
February 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Bienville Partnership
We have audited the accompanying balance sheets of Bienville Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income partners’ equity, and cash flows for the years then ended. These financial statements arc the responsibility of the Partnership’s management. Our responsibility is to express all opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Bienville Partnership as of December 31. 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Bienville Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Bienville Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe, Louisiana
January 31, 2005

REPORT OF INDEPENDENT AUDITORS
General Partner
Cedar Grove Apartments Phase I, Ltd.
Shepherdsville, Kentucky 40165
We have audited the accompanying balance sheets of Cedar Grove Apartments Phase I, Ltd., (a Kentucky limited partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedar Grove Apartments Phase I, Ltd., as of December 31, 2004 and 2003, and the results of its operations, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards we have also issued our report dated February 26, 2005, on our consideration of Cedar Grove Apartments Phase I, Ltd’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FREEMAN & ASSOCIATES P C
Louisville, Kentucky
February 26, 2005

INDEPENDENT AUDITOR’S REPORT
Limited Partners
Cranberry Cove Limited Partnership
We have audited the accompanying balance sheets of Cranberry Cove Limited Partnership, RHS Project No. 57-041-550774072, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cranberry Cove Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 7, 2005, on our consideration of Cranberry Cove Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 26 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
DEARIEN & CO.
Charleston, West Virginia
February 7, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Forest Glen Village Limited Partnership
We have audited the accompanying balance sheet of Forest Glen Village Limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of The Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards of the United States and Government Auditing Standards issued by the Comptroller General of the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position it Forest Glen Village Limited Partnership as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles of the United States.
In accordance with Government Auditing Standards, we have also issued our report dated February 8, 2005, on our consideration of Forest Glen Village Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was made for the purpose of forming an opinion on the basic financial, statements of Forest Glen Village Limited Partnership taken as a whole. The supplemental information on pages 9 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
DAVID G. PELLICCIONE
Savannah, Georgia
February 8, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Red Hill Apartments I Partnership
We have audited the accompanying balance sheets of Red Hill Apartments I Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining. on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Red Hill Apartments I Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Red Hill Apartments I Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Red Hill Apartments I Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe, Louisiana
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Great Bridge Dover Limited Partnership
Manchester, New Hampshire
We have audited the accompanying balance sheets of Great Bridge Dover Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, changes in partners‘ capital and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great Bridge Dover Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ capital and cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the financial statements referred to in the first paragraph taken as a whole. The accompanying supplemental schedules are presented for purposes of additional analysis and are not a required part of the above financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements referred to above; and, in our opinion, the information is fairly stated in all material respects in relation to the financial statements taken as a whole.
NESSERALLA & COMPANY P.C.
Concord, New Hampshire
January 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lynnelle Landing Limited Partnership
We have audited the accompanying balance sheets of Lynnelle Landing Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lynnelle Landing Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 9, 2005, on our consideration of Lynnelle Landing Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial, statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
DEARIEN & COMPANY
Charleston, West Virginia
February 9, 2005

INDEPENDENT AUDITORS- REPORT
To the Partners
Natchez Place Apartments II Partnership
We have audited the accompanying balance sheets of Natchez Place Apartments II Partnership (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted out- audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natchez Place Apartments II Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America
In accordance with Government Auditing Standards we have also issued our report dated February 28, 2005, on our consideration of Natchez Place Apartment II Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Natchez Place Apartments II Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and. in out- opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe Louisiana
February 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Northfield Housing, L.P.
I have audited the accompanying balance sheet of Northfield Housing, L.P. as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital and cash flow for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for our opinion.
In my opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Northfield Housing, L.P. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BOB T. ROBINSON
Jackson, MS
March 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Parkhurst Place Limited Partnership
Amherst, New Hampshire
We have audited the accompanying balance sheets of Parkhurst Place Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkhurst Place Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ capital and cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 27, 2005 on our consideration of Parkhurst Place Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants.
Our audits were made for the purpose of forming an opinion on the financial statements referred to in the first paragraph taken as a whole. The accompanying supplemental schedules are presented for purposes of additional analysis and are not a required part of the above financial statements. Such information has been subjected to the auditing procedures applied in the audits of the financial statements referred to above; and, in our opinion, the information is fairly stated in all material respects in relation to the financial statements taken as a whole.
NESSSERALLA & COMPANY, P.C.
Concord, NY
January 27, 2005

INDEPENDENT AUDITORS’ REPORT
To the Members of
Strawberry Lane, LLC
We have audited the accompanying balance sheets of Strawberry Lane, LLC as of December 31, 2004 and 2003, and the related statements of operations, changes in members’ capital and cash flows for the years then ended. These financial statements are the responsibility of the management of Strawberry Lane, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strawberry Lane, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 20, 2005, on our consideration of the entity’s internal control and report dated January 20, 2005, on its compliance with specific requirements applicable to its major HUD program and specific requirements applicable to Fair Housing and Non-Discrimination.
DAVIE KAPLAN CHAPMAN BRAVERMAN
Rochester, NY
January 20, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Wingfield Apartments II Partnership
A Louisiana Partnership in Commendam
Mansfield, Louisiana
We have audited the accompanying balance sheets of Wingfield Apartments II Partnership, A Louisiana Partnership in Commendam (the Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wingfield Apartments If Partnership, A Louisiana Partnership in Commendam of December 31. 2004 and 2003, and the results of as operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of be basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
PAILET, MEUNIER and LEBLANC, LLP
Metairie, LA
April 5, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Charlevoix Apartments Limited Dividend
Housing Association Limited Partnership
Charlevoix, Michigan
We have audited the accompanying balance sheets of Charlevoix Apartments Limited Dividend Housing Association Limited Partnership, Rural Development Project No. 26-015-383580151, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audit to obtain-reasonable assurance about whether the financial statements are free of material misstatement, An audit includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.; An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charlevoix Apartments Limited Dividend Housing Association Limited Partnership as, of December 31, 2004 and 2003, and the results of its operations and cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2005, on our consideration of Charlevoix Apartments Limited. Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters... The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing’, ‘and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral-part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements: Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in, our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, Michigan
January 23, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Cloverlane Apartments - Lakeview Limited
Partnership
Coleman, Michigan
We have audited the accompanying balance sheets of Cloverlane Apartments - Lakeview Limited Partnership (a Michigan Limited Partnership) Rural Development Project No. 26-059-370464373, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cloverlane Apartments - Lakeview Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 11, 2005, on our consideration of Cloverlane Apartments - Lakeview Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, Michigan
February 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Henderson Fountainhead, L.P.
Seven Points, Texas
I have audited the accompanying balance sheets of Henderson Fountainhead, L.P. as of December 31, 2004 and 2003, and the accompanying statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on the financial statements based on my audit.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Henderson Fountainhead, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lyceum Housing Limited Partnership
We have audited the accompanying balance sheets of the Lyceum Housing Limited Partnership, (the “Partnership) as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity, and cash flows for the year then ended These financial statements are the responsibility of the Partnership’s management, Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether these financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lyceum Housing Limited Partnership, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 23 and 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
R. A. MERCER & CO,P.C.
Cattaraugus, NY
February 3, 2005

INDEPENDENT AUDITOR’S REPORT
The Partners
MDI Limited Partnership #81
St. Paul, Minnesota
We have audited the accompanying balance sheets of MDI Limited Partnership #81, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of MDI Limited Partnership #81 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EIDE BAILLY
Fargo, North Dakota
January 19, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Pyramid Seven Limited Partnership
We have audited the accompanying balance sheets of Pyramid Seven Limited Partnership, Project No., (the Partnership), as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pyramid Seven Limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 23, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplementary information shown on pages 15 to 24 is presented for the purposes of additional analysis and are not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects in relation to the basic financial statements taken as a whole.
LITTLE, SHANEYFELT MARSHALL, ROMINE & CO.
Little Rock, AZ
FEBRUARY 23, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Riverview Apartments — Blissfield
LDHA Limited Partnership
Blissfield, Michigan
We have audited the accompanying balance sheets of Riverview Apartments - Blissfield Limited Partnership (a Michigan Limited Partnership) Rural Development Project No., 26-046-383541828, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management_ Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Apartments - Blissfield Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 26, 2005, on our consideration of Riverview Apartments - Blissfield Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, Michigan
January 26, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Strawberry Lake Apartments — Norway Limited Dividend
Housing Association Limited Partnership Norway,
Michigan
We have audited the accompanying balance sheet of Strawberry Lake Apartments - Norway Limited Dividend Housing Association Limited Partnership, Rural Development Project No. 26-022-383627208, as of December 31, 2004, and the period from July 17, 2003 to December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year ended December 31, 2004, and the period from July 17, 2003 to__ December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strawberry Lake Apartments - Norway Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the year ended December 31, 2004 and the period from July 17, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 10, 2005, on our consideration of Strawberry Lake Apartments - Norway Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, Michigan
February 10, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
New Oxford I Limited
Partnership DBA Oxford Manor
Apartments Rockville, Maryland
We have audited the accompanying balance sheets of New Oxford I Limited Partnership (a limited partnership), DBA Oxford Manor Apartments, Case No. 44-001-522301649, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the year ended December 31, 2004 and for the period November 14, 2002 through December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Oxford I Limited Partnership, DBA Oxford Manor Apartments, Case No. 44-001-522301649, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of New Oxford I Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & Associates, LLC
Columbus, Ohio
January 6, 2005

INDEPENDENT AUDITORS’ REPORT
General Partners
Orchard River Associates,
L.P. Ukiah, California
We have audited the accompanying balance sheets of Orchard River Associates, L.P. (a California limited partnership), Federal Identification #68-0011197, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards, generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orchard River Associates, L.P., as of December 31, 2004, and 2003 and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The combining schedules on pages 10 through 17 are presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ROBERTSON, CAHILL & ASSOCIATES.
Lakeport, California
April 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Borger Fountainhead, L.P.
Borger, Texas
I have audited the accompanying balance sheet of Borger Fountainhead, L. P. as of December 31, 2004 and 2003, and the accompanying statements of operations, partners‘ capital and cash flows for the years then ended. These statements are the responsibility of the partnership’s management. 1VIv responsibility is to express an opinion on the financial statements based on my audit.
I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Borger Fountainhead, L.P. as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
GWEN WARD, P.C.
Fort Worth, Texas
March 11, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Brookside Square Limited Partnership
DBA Brookside Square Apartments
Rockville, Maryland
We have audited the accompanying balance sheets of Brookside Square Limited Partnership (a limited partnership), DBA Brookside Square Apartments, Case No. 55-009-522296247, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the year ended December 31, 2004 and the period June 11, 2003 through December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookside Square Limited Partnership, DBA Brookside Square Apartments, Case No. 55-009-522296247, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Brookside Square Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & Associates, LLC
Columbus, Ohio
January 6, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Mill Race Apartments - Plainwell
Limited Partnership
Plainwell, Michigan
We have audited the accompanying balance sheet of Mill Race Apartments - Plainwell Limited Partnership, Rural Development Project No. 26-003-0010741754, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the year ended December 31, 2004, and the period from June 26, 2003, to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mill Race Apartments - Plainwell Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the year ended December 31, 2004, and the period from June 26, 2003, to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 29, 2005, on our consideration of Mill Race Apartments - Plainwell Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, MI
January 29, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
JACKSONVILLE SQUARE HOUSING, LTD.
We have audited the accompanying balance sheets of Jacksonville Square Housing, LTD., RHS Project No. 49-037-943427104 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test. basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jacksonville Square Housing, LTD. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Jacksonville Square Housing, LTDA internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Panola Housing, LTD.
We have audited the accompanying balance sheets of Panola Housing, LTD., RHS Project No. 50-083-943427103 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement: An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panola Housing, LTD. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Panola Housing, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
March 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
University Plaza Investment Group, LLLP
Greeley, Colorado
We have audited the accompanying balance sheet of University Plaza Investment Group LLLP, FHA Project No: 101-98115, as of December 31, 2003, and the related statement of operations, changes in partners’ equity and cash flows for the eight months then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of University Plaza Investment Group, LLLP as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the eight months then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 14, 2004 on our consideration of University Plaza Investment Group, LLLP’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
We conducted our audit to form an opinion on the basic financial statements of University Plaza Investment Group, LLLP taken as a whole. The supplementary data on pages thirteen and fourteen is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Z. A Zudyk
Denver, CO
February 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Ridge Crest Apartments
Kansas City, Missouri
We have audited the accompanying balance sheet of Ridge Crest Apartments MHDC Project # 02-403TE, as of December 31, 2003. This financial statement is the responsibility of the Project management. Our responsibility is to express an opinion on the balance sheet based on our audit.
We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Ridge Crest Apartments, MHDC Project #02-403TE as of December 31, 2003 in conformity with U.S. generally accepted accounting principles.
Gottlieb, Flekier & Co
May 21, 2004

INDEPENDENT AUDITORS’ REPORT
Partners
Lakewood Apartments -
Saranac Limited Partnership
Saranac, Michigan
We have audited the accompanying balance sheet of Lakewood Apartments – Saranac Limited Partnership, Rural Development Project No. 26-034-383584372, as of December 31, 2003 and 2002, and the related statements of income, partners’ equity and cash flows for the year ended December 31, 2003, and from June 25, 2002 to December 31, 2002. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and the U& Department of Agriculture, Rural Development Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakewood Apartments – Saranac Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and cash flows for the year ended December 31, 2003, and from June 25, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 13, 2004, on our consideration of Lakewood Apartments – Saranac Limited Partnership’s internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 14 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YEO & YEO
Lansing, Michigan
February 13, 2004

INDEPENDENT AUDITOR’S REPORT

To the Partners
Harbor Pointe II/M HT Limited Dividend Housing
Association Limited Partnership
We have audited the accompanying balance sheet of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe II/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Hungerford & Co
January 29, 2004
Southgate, Michigan

Independent Auditors’ Report
To the Partners
Jacksboro Apartments Ltd
     We have audited the accompanying balance sheet of Jacksboro Apartments, Ltd. (a limited partnership), RD Project No: 50-019-0752657457-01-6 as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Audit Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
IN our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jacksboro Apartments, Ltd. RD Project No: 50-019-0752657457-01-6 as of December 31, 2003 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages I-15 and I-16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 16, 2004 on our consideration of Jacksboro Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Moore, Camp, Phillips & Co. LLP
Wichita Falls, Texas
February 16, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Harbor Pointe/MHT Limited Dividend Housing
Association Limited Partnership
Southfield, Michigan 48076
We have audited the accompanying balance sheet of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership (a Michigan Limited Partnership) as of December 31, 2003, and the related statements of income, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan, and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement- An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.
Hungerford & Co.
Southgate, MI
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Glenbrook Apartmena,M
We have audited the accompanying balance sheet of Glenbrook Apartments, Ltd (a limited partnership) RD Project No: 50-069-0752627351-01-4 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by The Comptroller General of the United Stares. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenbrook Apartments, Ltd RD Project No: 50-069-0752627351-01-4 as of December 31, 2003 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I-16 and I-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 12, 2004 on our consideration of Glenbrook Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Moore, Camp, Phillips & Co. LLP
Wichita Falls, TX
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Emerald Trace Limited Partnership
Mansfield, Louisiana
We have audited the accompanying balance sheet of Emerald Trace Limited Partnership (the Partnership) as of December 31, 2003 and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimate made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Emerald Trace Limited Partnership as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
Our audit was made for the purpose of forming an opinion on the basic financial statements for the year ended December 31, 2003, taken as a whole. The accompanying supplemental information on pages 16-18 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Departments of Housing and Urban Development, we have also issued a report dated February 13, 2004, on our consideration of Emerald Trace Limited Partnership’s internal control, and reports dated February 13, 2004, on its compliance with laws and regulations, compliance with specific requirements applicable to Affirmative Fair Housing, and compliance with specific requirements applicable to major HUD-assisted programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report considering the results of our audit.
Little & Associates
Monroe, Louisiana
February 13, 2004

Independent Auditors‘ Report
To the Partners
Bryson Apartments, Ltd.
     We have audited the accompanying balance sheet of Bryson Apartments Ltd. (a limited partnership), RD project No: 50-019-0752658906-01-8 as of December 31, 2003 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements, based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether tae financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bryson Apartments, Ltd. RD Project No: 50-019-0752658906-01-8 as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages l- 16 and l-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in ail material respects in relation to the basic financial statements taken as a whole.
     In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2004 on our consideration of Bryson Apartments, Ltd’s internal control over financial reporting an dour tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Moore Camp Phillips & Co. LLP
Wichita Falls, Texas
February 11, 2004

To the Partners
Barrington Cove Limited
Partnership Mansfield,
Massachusetts
We have audited the accompanying balance sheet of Barrington Cove Limited Partnership Project No: 96001001as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrington Cove Limited Partnership as of December 31, 2003 and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued a report dated February 22, 2004 on our tests of Barrington Cove Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information in the schedules (shown on pages 16 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole
Restivo Monacelli
February 22, 2004

INDEPENDENT AUDITORS’ REPORT
Partners
Senior Suites Chicago Austin Limited Partnership
Chicago, IL
We have audited the accompanying balance sheets of Senior Suites Chicago Austin Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Senior Suites Chicago Austin Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information identified in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Kupferberg, Goldberg & Neimark LLC
February 4, 2004

INDEPENDENT AUDITORS REPORT
To the Partners of
Colonna Redevelopment Company LP:
We have audited the accompanying balance sheets of Colonna Redevelopment Company LP (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, cash flows and partners’ equity for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonna Redevelopment Company LP as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedule is presented for purposes of additional analysis and is not a required part of the financial statements. The information in this schedule has been subjected to the auditing procedures applied in the audits of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
Callaghan Nawrocki LLP
Melville, New York
April 14, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Lookout Ridge Limited Partnership
We have audited the accompanying balance sheet of Lockout Ridge Limited Partnership December 31, 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted cur audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lookout Ridge Limited Partnership as of December 31, 2003, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taker as a whole. The supplemental information on page 9 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statement and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Rankin, Rankin & Company
Ft. Wright, Kentucky
March 20, 2004

Independent Auditor’s Report
To the Partners
Liveoak Village Limited Partnership
Charlotte North Carolina
We have audited the accompanying balance sheets of Liveoak Village Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining: on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates shade by management, as well as evaluating the overall financial statement presentation, We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liveoak Village Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2004, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Bernard Robinson & Company
January 31, 2004

INDEPENDENT AUDITORS REPORT
To the Partners
Bennetts Pointe Limited Partnership
I have audited the accompanying balance sheets of Bennetts Pointe Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United Mates and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Fanners Horne Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, financial position of Bennetts Pointe Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Bennetts Pointe Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.
Thomas C. Cunningham
February 15, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Goldenrod LTD
Mansfield, MA
We have audited the accompanying balance sheet of Goldenrod Ltd (a Florida Limited Partnership) as of December 31, 2003 and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Goldenrod Ltd’s management. Our responsibility is to express an opinion on these financial statements based on audit.
We conducted our audit ire accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used any; significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Goldenrod Ltd. As of December 31, 2003, and the results of its operations, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedule (shown on pages 15 and 16) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
Restivo Monacelli LLP
          February 2, 2004

INDEPENDENT AUDITORS REPORT
To the Partners of
Elk Tower Apartments Limited Partnership
We have audited the accompanying balance sheets of Elk Tower Apartments Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statement based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elk Tower Apartments Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended, in conformity with generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Kenneth E. Loy & Company P.C.
Alton, IL
February 15, 2004

Independent Auditor’s Report
Partners
Edmond Properties
An Oklahoma Limited Partnership
We have audited the accompanying balance sheet of Edmond Properties, an Oklahoma Limited Partnership as of December 31, 2003 and the related states of operations, changes in partners capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these statements based on our audits. The financial statement of Edmond Properties, an Oklahoma Limited Partnership as of December 31, 2002 were audited by other auditors whose report date February 5, 2003, expressed an unqualified opinion on those statements.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edmond Properties, an Oklahoma Limited Partnership as of December 31, 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Hankins & Company
Fort Smith, AK
February 13, 2004

INDEPENDENT AUDITORS REPORT
To the Partners
Crystal City/Festus Partnership
We have audited the accompanying balance sheets of Crystal City/Festus Partnership, LP as of December 31, 2002 and 2003 and the related statements of income, owner’s equity and cash flows for the years then ended. These financial statement are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal City/Festus Partnership, LP as of December 31, 2002 and 2003 and results of its operations, change in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates PC
Columbia, Missouri
February 4, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Bayou Crossing Limited Partnership
Mansfield, MA
We have audited the accompanying balance sheet of Bayou Crossing Limited partnership (a Florida Limited Partnership) as of December 31, 2003 and the related statements of operations, changes in partners equity and cash flows for the year then ended. These financial statements are the responsibility of Bayou Crossing Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate al misstatement. An audit includes examining, on a test basis, eviden6e supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bayou Crossing Limited Partnership as of December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
Restivo Monacelli LLP
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the partners
Troy Villa LP
We have audited the accompanying balance sheets of Troy Villa LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Troy Villa LP as of December 31, 2002 and 2003 and results of its operations, changes in owner’s equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates PC
Columbia, MO
February 20, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Swedesboro Housing Limited Partnership
191 White Horse Pike
Berlin, New Jersey
     We have audited the accompanying balance sheets of Swedesboro Housing Limited Partnership as of December 31, 2003 and 2002 and the related statements of income and partners’ capital and statements of cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Swedesboro Housing Limited Partnership at December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance Government Auditing Standards, we have also issued a report date March 5, 2004 on our consideration of Swedesboro Housing Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
The supplementary information is presented in this report for purposes of additional analysis and, although not required for a fair presentation of financial position, results of operations, and cash flows was subjected to the audit procedures applied in the audit of the basic financial statements. In our opinion, the accompanying supplementary information is fairly stated in all material respects in relation to the basic financial statements taken as a whole and should be read in conjunction with those statements.
Ragone, Lacatena, Fairchild & Beppel
Haddonfield, NJ

INDEPENDENT AUDITORS REPORT
To the Partners
Richmond-Hardin Partnership LP
We have audited the accompanying balance sheets of Richmond Hardin Partnership LP as of December 31, 2002 and 2003 and the related statement of income, owners’ equity and cash flows for the years then ended. These financial statement are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Richmond Hardin Partnership LP as of December 31, 2002 and 2003 and results of its operations, changes in owner’s equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates PC
Columbia, MO
February 3, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Philadelphia Housing II Limited Partnership
Philadelphia, Mississippi
We have audited the accompanying balance sheets of Philadelphia Housing II Limited Partnership (a Mississippi limited partnership), RHS Project No: 28-050-640808922 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Philadelphia Housing II Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. We have prepared the Multiple Family Housing Borrower Balance Sheet (RHS Form RD 1930-8) and the Multiple Family Housing Project Budget (RHS Form RD 1930-7). Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Matthews, Cutler and Lindsay PC
February 6, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lost Tree Limited Partnership
We have audited the accompanying balance sheets of Lost Tree Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lost Tree Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Mechsner & Company LLC
Springfield, MO
January 29, 2004

INDEPENDENT AUDITORS REPORT
To the Partners of
Kimbark 1200 Associates, Limited Partnership
Longmont Colorado
We have audited the accompanying balance sheet of Kimbark 1200 Associates, Limited Partnership, FHA Project No. 101-98011, as of December 31, 2003 and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kimbark 1200 Associates, Limited Partnership FHA Project No. 101-98011, as of December 31, 2003 and the results of its operations and the changes in its partners’ equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated February 14, 2004 on our consideration of Kimbark 1200 Associates, Limited Partnership internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
We conducted our audit for the purpose of forming an opinion on the basic financial statements of Kimbark 1200 Associates, Limited Partnership taken as a whole. The accompanying supplemental information (shown on pages thirteen through fifteen) is presented for purposes of additional analysis and is not a requied part of the basic financial statements of Kimbark 1200 Associates, Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Z.A. Zudyk
Denver, CO
February 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
St. Peters Villa LP
We have audited the accompanying balance sheets of St. Peters Villa LP as of December 31, 2003 and 2002, and the related statements of income, owner’s equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Peters Villa LP as of December 31, 2002 and 2003 and results of tis operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates
Columbia, MO
February 19, 2004

INDEPENDENT AUDITORS REPORT
Partners of
NHC Partnership 5 LP
We have audited the accompanying balance sheets of NHC Partnership 5, L.P. as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance aobut whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NHC Partnership 5 LP as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Altschuler, Melvoin and Glasser LLP
Chicago, IL
January 24, 2004

INDEPENDENT AUDITORS` REPORT
To the Partners
Forest Park Apartments Partnership
A Louisiana Partnership in Commendam Mansfield,
Louisiana
     We_have audited the accompanying balance sheets of Forest Park Apartments Partnership, a Louisiana Partnership in Commendam (the Partnership) as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with generally accepted. auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Forest Park Apartments Partnership, a Louisiana Partnership in Commendam as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented in the Schedule of Expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements takers as a whole.
Pailet, Meunier and LeBlanc, LLP
Metairie, Louisiana
March 4, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Bradford Group Partners of Jefferson County, L.P.
Jefferson City, Tennessee
We have audited the accompanying balance sheet of Bradford Group Partners of Jefferson County, L.P. (a limited partnership) as of December 31, 2003, and the related statements of income (loss), partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradford Group Partners of Jefferson County, L.P. as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
McFarland and Gann, P.C.
Jefferson City, TN
May 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the partners
Hurricane Hills II LC
I have audited the accompanying balance sheets of Hurricane Hills II LC as of December 31, 2003, and the related partners’ equity for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills II LC as of December 31, 2003 and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.

INDEPENDENT AUDITORS’ REPORT
Canton Housing Two, L.P. Jackson,
Mississippi
We have audited the accompanying balance sheet of Canton Housing Two, L.P., a Mississippi limited partnership, Rural Development Agency, U.S. Department of Agriculture (“RD”) Project No. 28-045-0640886061 01-5, as of December 31, 2003 and 2002, and the related statements of income (loss), partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion,
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canton Housing Two, L.P., RD Project No. 28-045-0640886061 01-5, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004, on our consideration of the Partnership’s internal control and a report dated February 6, 2004, on its compliance with specific requirements applicable to major Rural Development programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
     Our audits were made for to purpose of forming an opinion on the basic financial statements taken as a whole, The accompany financial information included on pages 13 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements, Such information, except for the current budget and proposed budget columns in Part I and 11 and the information in Part IV included on pages 13 through 18, on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
EUBANK & BETTS, PLL.C
Jackson, Mississippi
February 6, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Rhome Apartments, Ltd.
     We have audited the accompanying balance sheet of Rhome Apartments, Ltd. (a limited partnership), RD Project No: 51-049-0752627348-02-2, as of December 31, 2003 and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement_An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rhome Apartments, Ltd. RD Project No: 51-0752627348-02-2 as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on Pages 1-15 and 1-16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 14, 2004 on our consideration of Rhome Apartments Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Moore, Camp, Phillips & Co L.L.P.
Wichita Falls, TX
February 14, 2004

REPORT OF INDEPENDENT AUDITORS’
Partners
Ashton Ridge Limited Dividend Housing
Association Limited Partnership
(A Michigan Limited Partnership)
Jackson, Michigan
We have audited the accompanying balance sheets of Ashton Ridge Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ashton Ridge Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Crowe Chizek and Company LLC
South Bend, Indiana
February 2 2004, except for Note 2, as to
which the date is May 14, 2004

REPORT OF INDEPENDENT AUDITORS
Partners
Arbors at Eagle Crest Limited Dividend
Housing Association Limited Partnership
(A Michigan Limited Partnership)
Union, Michigan
We have audited the accompanying balance sheets of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors at Eagle Crest Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Crowe, Chizek and Company LLC
South Bend, Indiana
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Kings Point Investment Group LLLP
Denver, Colorado
We have audited the accompanying balance sheet of Kings Point Investment Group LLLP, Project No. 101-98116-PM-EX-PUR, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the period August 19 through December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King’s Point Investment Group, LLLP Project No. 101-98116-PM-EX-PUR, as of December 31, 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the period August 19 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 14, 2004 on our consideration of Kings Point Investment Group, LLLP, internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on 13-15) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of King’s Point Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Z.A. Zudyk
Denver, Colorado
February 14, 2004

Independent Auditor’s Report
          Childress Apartments, Ltd.
     We have audited the accompanying balance sheet of Childress Apartments Ltd. (a limited partnership) RD Project No: 49-038-752927703, as of December 31, 2003. This financial statement is the responsibility of the Company’s management. Our responsibility is to express our opinion on this financial statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United Sates. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.
In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Childress Apartments, Ltd as of December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated June 14, 2004 on our consideration of Childress Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Moore, Camp, Phillips & Co. LLP
Wichita Falls, Texas
June 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Farmington Associates I, LP
St. Louis, Missouri
We have audited the accompanying balance sheet of Farmington Associates I, L.P. Project No. 03-099-HCT, a limited partnership, as of December 31, 2003 and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Farming Associates I, L.P. as of December 31, 2003 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information (shown on pages 14-16) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
Rubin, Brown Gornstein & Co. LLP
St. Louis, MO
March 10, 2004

INDEPENDENT AUDITORS REPORT
To the Partners
North Forty Aspen Plus, L.P.
We have audited the accompanying balance sheet of North Forty Aspen Plus L.P. VHDA Project No. 03-1764-C, as of December 31, 2003, and the related statements of profit and loss, partners’ equity, and cash flows for the period from August 1, 2003 through December 31, 2003. These financial statements are the responsibility of North Forty Aspen Plus, L.P.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with U.S. generally accepted auditing standards and the Virginia Housing Development Authority Mortgagor/Grantee’s Audit Guide. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Forty Aspen Plus, L.P. as of December 31, 2003, and the results of its operations, and its cash flows for the period from August 1, 2003 through December 31, 2003, in conformity with U.S. generally accepted accounting principles.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information presented on pages 16 to 23 is presented for purposes of additional analysis and is not a required part of the Basic. financial statements of North Forty Aspen Plus, L.P. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statement and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Zukerman & Associates
June 11, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of Aurora Village Associates, LLLP
Longmont, Colorado
We have audited the accompanying balance sheet of Aurora Village Associates LLLP FHA Project 101-98101, as of December 31, 2003, and the related statement of profit and loss, changes in partners’ equity and cash flaws for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United Mates. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation_We believe that our audit provides a reasonable basis for our opinion.
In our opinion , the financial statements referred to above Present fairly, all material respects, the financial position of Village, Associates, LLLP, as of December 31 2003, and the results of its operations and the changes in its partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States..
In accordance with Government Auditing Standards, we have also issued a report dated February 14, 2004 on our consideration of Aurora Village Associates, LLLP, internal controls and on our tests on its compliance with certain provisions of laws, regulations, contract and grants. These reports are an integral part of the audit performed on accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on pages 13-15) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Z. A Zudyk
Denver, Colorad
February 14, 2004

REPORT OF INDEPENDENT AUDITORS
Partners
Arbors at Ironwood II LP
(An India Limited Partnership)
Mishawaka, Indiana
We have audited the accompanying balance sheets of Arbors at Ironwood II LP (An Indiana Limited Partnerships as of December 31, 2003 and 2002, and, the related statements of operations, partner’s capital, and cash flows far the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above presents is fairly, in all material respects, the financial position of Arbors at Ironwood H LP as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted m the United States of America.
Crowe Chizek & Company
South Bend, Indiana.
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the
Members MA
NO, 2 LLC
San Diego, California
We have audited the accompanying balance sheets of Arbors at Ironwood II LP (An Indiana Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ma No 2, LLC as of December 31, 2003 and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Bonk Accountancy Corporation
San Diego, California
March 1, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Harrisonville Heights LP
We have audited the accompanying balance sheets of Harrisonville Heights LP as of December 31, 2003 and 2002, and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrisonville Heights, LP as of December 31, 2002 and 2003 and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Howe & Associates, PC
Columbia Missouri
February 2, 2004

INDEPENDENT T AUDITORS’ REPORT
The Partners
Wayne Housing Limited Partnership
We have and led the balance sheets—regulatory basis of Wayne Housing Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows — regulatory basis for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note.1, these financial statements were prepared in conformity, with the accounting Practices prescribed by the New Jersey Housing and Mortgage Finance Agency, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles.
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners’ equity of Wayne Housing Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 1.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whop. The supplementary information shown on pages 13 through 20 is presented in conformity with the New Jersey Housing and Mortgage Finance Agency requirements and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Berry, Dunn, McNeil & Parker
Portland, Maine
January 23, 2004

Independent Auditor’s Report
To the Partners
Powell Valley Limited Partnership
I have audited the accompanying valance sheets of Powell Valley Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows – regulatory basis for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing time accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, time financial statements referred to above present fairly, in all material respects, the financial position of Powell Valley Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit, and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my report dated February 15, 2004 on my consideration of Powell Valley Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.
Thomas C. Cunningham
Bristol, VA
February 15, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Sutton Place Apartments
(A Limited Partnership)
Cincinnati, Ohio
We have audited the accompanying balance sheet of HUD Project #073-55035, 073-55037, 073-55061 and 073-55062 of Sutton Place Apartments (a limited partnership) as of December 31, 2003 and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project #073-55035, 073-55037, 073-55061 and 073-55062 as of December 31, 2003 and the results of its operations and its cash flows and its changes in deficiency in partners’ capital for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 22, 2004 on our consideration of Sutton Place Apartments’ internal control and on our tests of its compliance with certain provisions of laws regulations, contracts and grants. Those reports are an integral, part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 14-20 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of HUD Project #073-55035, 073-55037, 073-55038, 073-55061 and 073-55062. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
Waite, Locey & Associates, Ltd.
Certified Public Accountants
Cincinnati, Ohio
January 22, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
352 Lenox Associates, L.P.
     We have audited the accompanying balance sheet of 352 Lenox Associates, L.P of ‘December 31, 2003, and the related statements of operations, changes in tanners’ equity and cash flogs for the year then ended.. These financial statements arc the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United. States of America Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes asses sing the accounting principles used and significant estimates made by management, as well as evalcating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 352 Lenox Associates, L.P. as of December 31, 2003, and the results of its operations, the changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Lipsky, Goodkin & Co.
New York, NY
March 27, 2004

INDEPENDENT AUDITORS’ REPORT
To the partners
Hurricane Hills I LC
I have audited the accompanying balance sheets of Hurricane Hills LC as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
I conducted my audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane Hills I LC as of December 31, 2003, and the results of its operations, changes in Partners’ equity and cash flows for the years then ended in conformity with generally accepted accounting principles.
Bob Wood

INDEPENDENT AUDITORS’ REPORT
To the Partners
New Caney Housing II, Ltd.
I have audited the accompanying balance sheet of New Caney Housing II Ltd as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended December 31, 2003 and 2002. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates trade by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of New Caney Housing II, Ltd as of December 31, 2003 and 2002, and the results of its operation and its cash flows for the year ending December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.
Lee E. Shafer, P.C,
Houston, TX
March 27, 2004

REPORT OF INDEPENDENT AUDITORS
Partners
Cogic Village Limited Dividend Housing
Association Limited Partnership
(A Michigan Limited Partnership)
Benton Harbor, Michigan
We have audited the accompanying balance sheet of Cogic Village Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above presents fairly, in all material respect, the financial position of Cogic Village Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital (deficit} and cash flows for the years then ended in conformity with accounting principles generally accepted in the United Show of America.
Crowe Chizek & Company LLC
South Bend, IND
February 2, 2004

Independent Auditor’s Report
To the Partners
Indiana Development
     Limited Partnership
We have audited the accompanying balance sheet of Indiana. Development. Limited Partnership as of December 31, 2003 and the related statements of operations, changes in partners` equity, and cash flows for the year then ended, These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Indiana Development Limited Partnership as of December 3, 2002 were audited by other auditors whose report dated January 23, 2003 expressed an unqualified opinion on these statements,
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as Weil as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the 2003 financial statements referred to above present fairly, in all material respects, the financial position of Indiana. Development Limited. Partnership at December 31, 2003 and the results of its operations, changes in partners’ equity, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
North Hampton Place LP
We have audited the accompanying balance sheets of North Hampton Place, LP as of December 31, 2003 and 2002 and the related statements of income, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.
In our opinions, the financial statements referred to above present fairly, in all materials respects, the financial position of North Hampton Place LP as of December 31, 2002 and 2003 and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted the United States of America.
Howe & Associates PC
Columbia, MO
February 24, 2004

To the Partnership
Trinity Life Gardens, LP
Pueblo, Colorado
We have audited the accompanying balance sheet of Trinity Life Gardens, LP as of December 31, 2003, and the related statements of operations, comprehensive loss, changes in partners’ capital and cash flaws far the year then ended. These financial statements are the responsibility of the Partnership‘s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit In accordance with U. S. generally accepted auditing standards. Thos standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes ex ring, as a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well. as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion,
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trinity Life Gardens, LP as of Dumber 1, 2003, and the results of its operations, changes in partner’s capital and casks flows for the year then ended conformity with U. S. generally accepted accounting principles.
Lehman Butterwick
Denver, Colorado
March 15, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners Silver Pond Limited Partnership
Pilot House, Lewis Wharf
Boston MA 02110
We have audited the accompanying balance sheets of FAH Silver Pond Limited Partnership (the Partnership) as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated March 1, 2004, on our consideration of the Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants, and reports dated February 18, 2004, on its compliance with specific requirements applicable to major and nonmajor programs and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental data is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
Kevin P. Martin
Braintree, MA
February 18, 2004

REPORT OF INDEPENDED AUDITORS
Partners
Brookstone Place II Limited Dividend
Housing Association Limited Partnership
(A Michigan Limited Partnership)
Port Huron, Michigan
We have audited the accompanying balance sheets of Brookstone Place II Limited Dividend Housing Association Limited Partnership (A Michigan Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookstone Place II Limited Dividend Housing Association Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, change in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Crowe, Chizek and Company LLC
South Bend, IN
February 2, 2004, except for Note 3
As to which the date is May 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Washington Arms Apartments
We have audited the accompanying balance sheet of HUD Project #046-NI093 of Washington Arms Apartments (a 1imited partnership) as of December 31, 2003, and the related statements of profit and loss, changes in deficiency in partners’ capital and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUD Project #046-NI093 of Washington Arms Apartments (a limited partnership) as of December 31, 2003, and the related statements of profit and loss, changes in deficiency in partners’ capital for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 22, 2004 on our consideration of Washington Arms Apartments’ internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was made for the purpose of forming an opinion on the financial statements taken as a - whole. The accompanying supplementary information shown on pages 12-16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of HUD Project #046-NIO93. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
WAITE, LOCEY & ASSOCIATES, Ltd.
Certified Public Accountants
January 22, 2004

REPORT OF INDEPENDENT AUDITORS
Partners
Arbors at Ironwood II LP
(An India Limited Partnership)
Mishawaka, Indiana
We have audited the accompanying balance sheets of Arbors at Ironwood II LP (An Indiana Limited Partnerships as of December 31, 2003 and 2002 and, the related statements of operations, partner’s capital, and cash flows far the years then ended. These statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above presents is fairly, in all material respects, the financial position of Arbors at Ironwood H LP as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ capital and cash flows for the years then ended in conformity with accounting principles generally accepted m the United States of America.
Crowe Chizek & Company
South Bend, Indiana.
February 2, 2004